                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 8, 2002


                               Warren Bancorp, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                   0-17222                  04-3024165
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                  10 Main Street, Peabody, Massachusetts 01960
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 531-7400

                                   ----------

ITEM 5.  OTHER EVENTS

         On August 8, 2002, Banknorth Group, Inc. ("Banknorth") and Warren Bancorp, Inc. ("Warren") announced that they had entered into an Agreement and Plan of Merger, dated as of August 8, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which Warren will be merged with and into Banknorth (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of Warren (subject to certain exceptions) will be converted into the right to receive $15.75 in cash or a number of whole shares of common stock of Banknorth determined by dividing $15.75 by the average closing prices of the Banknorth common stock during a specified period preceding the Merger, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 50% of the outstanding shares of Warren common stock will be converted into the right to receive Banknorth common stock and 50% of the outstanding shares of Warren common stock will be converted into the right to receive cash.

         Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of Warren and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of Warren's banking subsidiary, Warren Five Cents Savings Bank, with and into Banknorth's banking subsidiary, Banknorth, NA, as soon as practicable following consummation of the Merger.

         The press release issued by Banknorth and Warren with respect to the announcement of the above-described transaction is included hereto as Exhibit
99.4 and is hereby incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 Agreement and Plan of Merger, dated as of August 8, 2002, between Banknorth and Warren (1)

         Exhibit 99.2 Form of Shareholder Agreement, dated as of August 8, 2002, between each director of Warren and Banknorth
                           (2)

         Exhibit 99.3 Amendment to Shareholder Rights Agreement, dated as of August 8, 2002, between Warren and Registrar and Transfer Company

         Exhibit 99.4 Press Release of Banknorth and Warren dated August 8, 2002 (3)

------------

(1) Incorporated by reference from Exhibit 2.1 of Banknorth's Current Report on Form 8-K filed August 14, 2002 (File No. 0-16947).

(2) Incorporated by reference from Exhibit 10.1 of Banknorth's Current Report on Form 8-K filed August 14, 2002 (File No. 0-16947).

(3) Incorporated by reference from Warren's Schedule 14A filed pursuant to Rule 14a-12 on August 8, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WARREN BANCORP, INC.


Date: August 15, 2002                   By: /s/ John R. Putney
                                            ------------------------------------
                                            Name: John R. Putney
                                            Title: President and Chief Executive
                                                   Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

Exhibit 99.1 Agreement and Plan of Merger, dated as of August 8, 2002, between Banknorth and Warren

Exhibit 99.2 Form of Shareholder Agreement, dated as of August 8, 2002, between each director of Warren and Banknorth

Exhibit 99.3 Amendment to Shareholder Rights Agreement, dated as of August 8, 2002, between Warren and Registrar and Transfer Company

Exhibit 99.4   Press Release of Banknorth and Warren dated August 8, 2002